Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Luca Scavo, Chief Financial Officer, Senior Vice President and Treasurer of Evelo Biosciences, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:July 29, 2021	By:	/s/ Luca Scavo
Luca Scavo
Chief Financial Officer, Senior Vice President and Treasurer
(Principal Financial Officer)

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